EXHIBIT 32
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                       CERTIFICATIONS OF
      CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED PURSUANT TO SECTION 906 OF THE
                  SARBANES-OXLEY ACT OF 2002
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     The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ALP Liquidating Trust.




                                   /s/  Gary Nickele
                                   ------------------------------
                                   Gary Nickele
                                   Chief Executive Officer




                                   /s/  Gailen J. Hull
                                   ------------------------------
                                   Gailen J. Hull
                                   Chief Financial Officer and
                                   Principal Accounting Officer